SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                 Date of Report:  July 18, 1995



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation            No. 1-303         31-0345740
(State or other jurisdiction   (Commission File  (IRS Employer
of incorporation)                 Number)             Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000





Item 5.   Other Events
- -------   ------------

          On July 18, 1995, the Company released its earnings for the second quarter 1995 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
- -------   ---------------------------------

          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for
                    Second Quarter 1995
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                            SIGNATURE
                           ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.


July 18, 1995                      By (Paul W. Heldman)
                                      -----------------
                                       Paul W. Heldman
                                       Vice President,
                                       Secretary and General
                                       Counsel
















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                          EXHIBIT INDEX
                         -------------

Exhibit
- -------
99.1      Other Exhibits--Earnings Release for Second Quarter
          1995